                                                                   Exhibit 10.23


                     Jiangsu Electronics Industries Limited
                       c/o Koss Audio & Video Electronics
                           11733 Missouri Bottom Road
                           Hazelwood, Missouri 63042


                               December 28, 2001


Mr. Michael J. Koss
Koss Corporation
4129 North Port Washington Avenue
Milwaukee, Wisconsin 53212

     Re: Seventh Amendment to License Agreement


Dear Michael:

     Koss Corporation, a Delaware corporation ("Licensor"), and Jiangsu Electronics Industries Limited, a British Virgin Islands company ("Licensee"), are (by way of assignment) parties to a certain License Agreement between Licensor and Trabelco N.V. dated November 15, 1991, as amended (as amended, the "License Agreement"). Licensor and Licensee now desire to further amend certain terms and conditions of the License Agreement and agree as follows:

     1. The first sentence of Section 1.2 of the License Agreement (as amended by the Fourth Amendment to License Agreement dated May 29, 1998 and Fifth Amendment to License Agreement dated March 30, 2001) is hereby revised such that all references to December 31, 2001 shall be deleted and replaced with December 31, 2002 and all references to January 1, 2002 shall be deleted and replaced with January 1, 2003, but ONLY to the extent such dates relate to the sale of DVD players and/or recorders added to the License Agreement pursuant to this letter agreement as reflected on EXHIBIT B and EXHIBIT D to the License Agreement (modified in accordance with item 3 below).

     2. As of the date hereof Licensee agrees that Licensor shall have the right to manufacture, distribute and sell personal AM/FM and TV band radios with headsets for use with specially outfitted automobile audio and video systems. Licensor agrees that all such radio and headset units shall comply with the specifications of the automobile original equipment manufacturer (i.e. Ford, General Motors) and be distributed directly through such manufacturer to its respective automobile dealers as well as sold direct to consumers through Licensor's internet site.

     3. EXHIBIT B and EXHIBIT D to the License Agreement are hereby deleted in their entirety and the EXHIBIT B and EXHIBIT D attached hereto shall be inserted in their place.

Mr. Michael J. Koss
December 28, 2001
Page 2


     4. The parties hereto agree that this letter agreement has been jointly drafted by the parties, that the language used in this letter agreement reflects their mutual intent, and that no term or provision shall be construed more or less favorably to either party hereto on the grounds that it was drafted or authorized by such party.

     5. Except as hereby amended, the License Agreement shall remain in full force and effect.

     To evidence your agreement with the provisions set forth in this letter, please execute this letter below.



                                       Very truly yours,

                                       JLANGSU ELECTRONICS INDUSTRIES LIMITED




                                       By:  /s/ Poon Ka Hung
                                            ------------------------------
                                            Name:  Poon Ka Hung
                                            Title: Chief Executive Officer


Agreed to this 28 day of December, 2001

KOSS CORPORATION



By:  /s/ Michael J. Koss
     --------------------------
     Michael J. Koss, President

                                   Exhibit B

MOBILE PRODUCTS*                                                       ROYALTY
---------------                                                        -------
Audio systems of any nature (excluding clock radios and
audio systems incorporating clock radios) with a
cassette player but without a compact disc player                        2.0%

Audio systems of any nature (excluding clock radios and audio systems incorporating clock radios) with a compact disc
player and/or a CD changer                                               1.5%

Power amplifiers                                                         1.5%

Power inverters                                                          1.5%

Receivers                                                                2.0%

Audio and video systems of any nature incorporating a DVD
player and/or recorder                                                   1.0%



HOME AND PORTABLE PRODUCTS**                                            ROYALTY
----------------------------                                            -------
Clock radios                                                             2.0%

AM/FM radios (excluding clock radios and audio systems
incorporating clock radios) without a cassette or compact
disc player                                                              3.0%

Audio systems of any nature (excluding clock radios and audio systems incorporating clock radios) with a cassette player but
without a compact disc player                                            2.0%

Audio systems of any nature (excluding clock radios and audio systems incorporating clock radios) with a compact disc player
and/or a CD changer                                                      1.5%

Power amplifiers                                                         1.5%

Receivers                                                                2.0%

Audio, video and home theater systems of any nature incorporating
a DVD player and/or recorder                                             1.0%

-------------
* All products listed under Mobile Products in this Exhibit B shall mean only those products which are designed for use in automobiles only.

                                   Exhibit D

                   Calculation of Quarterly Royalties Payment

                                        Total Sales    Returns     Net Sales    Royalty Rate   Subtotal
                                        -----------   ---------    ---------    ------------   --------

MOBILE PRODUCTS*

Audio systems of any nature              ---------    ---------    ---------        2.0%
(excluding clock radios and
audio systems incorporating
clock radios) with a cassette
player but without a compact
disc player


Audio systems of any nature              ---------    ---------    ---------        1.5%
(excluding clock radios and audio
systems incorporating clock radios)
with a compact disc player and/or
a CD changer

Power Amplifiers                         ---------    ---------    ---------        1.5%

Power Inverters                          ---------    ---------    ---------        1.5%

Receivers                                ---------    ---------    ---------        2.0%

Audio and video systems                  ---------    ---------    ---------        1.0%
of any nature incorporating
a DVD player and/or recorder

                                        Total Sales    Returns     Net Sales    Royalty Rate   Subtotal
                                        -----------    -------     ---------    ------------   --------
HOME AND PORTABLE PRODUCTS**

Clock Radios                            -----------    -------     ---------       2.0%

AM/FM radios                            -----------    -------     ---------       3.0%
(excluding clock radios
and audio systems incorporating
clock radios) without a cassette
or compact disc player

Audio systems of any nature             -----------    -------     ---------       2.0%
(excluding clock radios and audio
systems incorporating clock radios)
with a cassette player but without
a compact disc player

Audio systems of any nature             -----------    -------     ---------       1.5%
(excluding clock radios and audio
systems incorporating clock radios)
with a compact disc player and/or
a CD changer

Power Amplifiers                        -----------    -------     ---------       1.5%

Receivers                               -----------    -------     ---------       2.0%

Audio video and home theater            -----------    -------     ---------       1.0%
systems of any nature
incorporating a DVD player
and/or recorder

    Subtotal                                                  $                    Subtotal    $
                                                               -------                         --------

    Less 2% of itemized discounts, rebates
    and shipping costs                                         (      )
                                                               -------

    ROYALTIES PAYMENT                                         $

* All products listed under Mobile Products in this Exhibit D shall mean only those products which are designed for use in automobiles only.

** Home and portable products listed in this Exhibit D shall not include products designed for use in automobiles.